Exhibit 99.6

Monthly Servicing Report

For

Applebee’s Enterprises LLC as Issuer

And

Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

For the Payment Date of:	May 20, 2008
For the Monthly Collection Period of:	April

	Initial Balance	Current Balance

Total:	$1,869,000,000	$1,869,000,000
Series 2007-1 A-1-A	$22,500,000	$22,500,000
Series 2007-1 A-1-X	$52,500,000	$52,500,000
Series 2007-1 A-2-I-X	$350,000,000	$350,000,000
Series 2007-1 A-2-II-A	$675,000,000	$675,000,000
Series 2007-1 A-2-II-X	$650,000,000	$650,000,000
Series 2007-1 M-1	$119,000,000	$119,000,000

1)	Partial Amortization Amount or Partial Amortization Shortfall Amount Due		☐ Yes	☒ No

2)	Rapid Amortization Event occurred and continuing		☐ Yes	☒ No

Cause of Rapid Amortization (if any):

	a)	Failure to maintain a Three-Month Adjusted DSCR of at least 1.50x	☐
	b)	The 12-Month U.S. system-wide sales is less than $3.75 billion	☐
	c)	Servicer Termination Event has occured	☐
	d)	Event of Default has occurred	☐
	e)	Series 2007-1 Notes are outstanding after the Series Anticipated Repayment Date	☐

	Rapid Amortization DSCR One Time Cure Right Available		☒ Yes	☐ No

3)	Event of Default		☐ Yes	☒ No

	Current Payment Date		Last Payment Date
Current 3-Month AdjustedDSCR	2.608	(1)	2.704
Current 3-Month DSCR	2.079	(1)	2.200
Current 12-Month AdjustedDSCR	N/A		N/A
Current 12-Month DSCR	N/A		N/A
U.S. 12-Month System-Wide Sales	4,537,097,411		4,539,440,822
Weighted Average Royalty Rate	3.94%		3.94%
Change in Domestic Franchised Stores	2		5
Change in Domestic Company Owned Stores	0		0

(1) - See the footnotes on the Restaurant Holder Profits and Payment Date DSCR Calculation pages.

Monthly Servicing Report

For

Applebee’s Enterprises LLC as Issuer

And

Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

		Total	Employer/
	Debit Account #	Amount	Tax ID#	Bank	ABA #	Account Name	Account #	Reference

Wires
DTC	22579604	$351,826.39		Citibank	021-0000-89	LCPI Bank Loans Agency	30434141	Applebee’s Services, Inc. VFN

DTC	22579602	$9,244,154.79						Applebee’s Senior Note Interest

DTC	22579609	$805,655.12						Applebee’s Subordinated Note Interest

DTC	22579604	$12,500.00		Citibank	021-0000-89	LCPI Bank Loans Agency	30434141	Applebee’s Administrative Agent Fee - April 2008

Assured Guaranty	22579603	$422,614.58		JPMorgan/Chase	021000021	Operating Acct	9102676450	Applebee’s April 2008 premiums

Wells Fargo	22579606	$84,569.68		Wells Fargo			22579601	TFR Interest Earnings - Sr. Note Interest ReserveAccount

Wells Fargo	22579602	$74.22	Wells Fargo				22579601	TFR Interest Earnings - Sr. Note Interest Payment Account

Wells Fargo	22579603	$3.28		Wells Fargo			22579601	TFR Interest Earnings - Insurer Premiums Account

Wells Fargo	22579609	$5.66		Wells Fargo			22579601	TFR Interest Earnings -Subordinated Note Interest Payment Account

Wells Fargo	22579600	$23.36		Wells Fargo			22579601	TFR Interest Earnings - Applebee’s Enterprises LLC Main Account

Applebee’s Services, Inc.	22579600	$15,372,424.20	26-0783903	JPMorgan/Chase	021000021	Applebee's	51-20314	April 2008 Residual

Total Wires		$26,293,851.29

For the Payment Date of:	May 20, 2008
For the Monthly Collection Period of:	April

Deposits to Concentration Account

Counted for Purposes of DSCR Only
Franchisees
A)	Franchise Payments from Third Party Franchisees
Royalty Payment		$13,011,575	Yes
Initial Franchise Fees		$30,000
Transfer Fees		$—
Renewal Fees		$—
Licensing Fees payable to Third parties		$—
Advertising Fees paid into the Concentration Account		$—
Total Franchise Payments from Third Party Franchisees		$13,041,575

B)	Development Payments	$—
C)	Lease Payments
Owned properties - Franchisee Leases		$—
Leased properties - Franchisee Sublease		$—
Total Lease Payments		$—	Yes

I)	Insurance Proceeds	$—
J)	Training Fees	$46,432
K)	Any other Third Party Reimbursement Amounts	$—
L)	Other	$512,944	Yes
M)	Any advance payments from Third Party Franchisees	$—
N)	(Less Returns, NSF etc.) - enter as a positive number	$—	Yes
Franchisee Collections Received		$13,600,951

From Restaurant Holder Accounts

A)	All Store Revenue - Cash Purchase	$32,820,632	Yes
I)	Insurance Restoration Receipts	$—
Restaurant Holder Collections Received		$32,820,632

From Credit Card Accounts

A)	All Store Revenue - Credit Card Purchase	$59,419,224	Yes
Credit Card Collections Received		$59,419,224

From Gift Card Reserve Account

A)	Amount of Gift Card Receipts owed to the Rest. Holders	$3,666,054	Yes
B)	Excess Gift Card Reserve Amount	$—
Credit Card Collections Received		$3,666,054

Other

To Be Deposited into the Concentration Account
A)	Investment Income from all other Accounts (as applicable)	$107,326
B)	(Less investment expenses and net losses)	$—
Net Investment Income		$107,326	Yes
C)	Series Hedge Agreements Receipts (as applicable)	$—	Yes
D)	Any other Amounts owed relating to the Collateral	$199,900	Yes
E)	Vendor Rebates	$200,420	Yes
F)	IHOP Residual Amount	$4,864,334	Yes
G)	Any Equity contributions	$—	Yes
H)	Return of cash deposit from Supplier	$3,864,000
To Be Deposited into the Principal Payment Account
I)	Asset Disposition Amounts	$—
J)	Defective Assets Payments / Indemnity Payments	$—
Total “Other” Collections Received		$9,235,980

Misdirected Funds

A) Funds deposited to Concentration Account in Error	$4,933,603

Total Monthly monies collected (Inc. Excluded Amts)	$123,676,444
Gross Monthly Collections	$114,802,409

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	May 20, 2008
And	For the Monthly Collection Period of:	April
Applebee’s IP LLC & The Restaurant
Holders as Co-Issuers

Deposits to Concentration Account

	April
A) Restaurant Sales
Restaurant Gross Receipts Deposited into the Concentration Account		$95,905,910
Less: Gift Card Sales transferred to Gift Card Account		$(1,199,029)
Less: Sales Tax transferred to Sales Tax Account		$(6,451,808)
Restaurant Sales		$88,255,073

B) Restaurant Holder’s Expenses paid from Concentration Account
Food and Beverage		$24,775,485
Labor		$36,223,734 (1)
Utilities		$4,136,545
Other Controllables (including local advertising costs)		$6,388,937
Occupancy Costs		$2,977,997
Other Non-Controllables		$692,962
Less: Vendor Rebates		$(200,420)
Subtotal of Operating Expenses Attributable		$74,995,240

Weight Watcher fees (paid to 3rd party account)		$76,840
Advertising (payable to the Advertising Reserve Account)		$2,434,726
Lease Payments payable to the Lease Payment Account		$––

Total Expenses		$77,506,806

C) Restaurant Holder Profits		$10,748,267
Percentage of Monthly Sales	12.18	%(1)

(1)          An error in labor costs was detected during the completion of the weekly report for the week ended 4/27/08.  This error resulted in an overpayment for reimbursement of labor related costs of $3.0MM during the April reporting period.  The impact to restaurant holder profits as a percentage of monthly sales was 3.4%.  Restaurant holder profits as a percentage of sales would have been 15.58% had this error had not occurred.

Payroll was notified of the potential issue on May 1, 2008.  Payroll investigated the variance, quantified the amount of the error, and transferred the funds back to the Concentration account on May 2, 2008.  Corrective measures have been taken to mitigate future errors in this calculation.

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	May 20, 2008
And	For the Monthly Collection Period of:	April
Applebee’s IP LLC & The
Restaurant Holders as Co-Issuers

		Week 1	Week 2	Week 3	Week 4	Totals
Beginning Concentration Account Balance		$36,768,680	$38,461,948	$47,609,683	$28,837,277	$36,768,680
Total Cumulative monies collected (Inc. Excluded Amts)		$29,037,684	$27,551,762	$38,229,222	$28,857,776	$123,676,444
Other Cash Deposits		$(2,135,371)	$(323,381)	$(2,464,784)	$(10,067)	$(4,933,603)
Total Cumulative Weekly Collections		$29,037,684	$27,551,762	$38,229,222	$28,857,776	$123,676,444
Total Cumulative IHOP Residual Amounts Received		$—	$—	$—	$—	$—

Operating expenses attributable to U.S. Company Owned Restaurants paid or committed to pay		$20,751,386	$13,705,171	$17,126,133	$23,612,970	$75,195,660 (1)
Prior Monthly Waterfall Payments				$33,047,237		$33,047,237
Prior Month weekly waterfall payments		$3,721,444				$3,721,444
Prior Weekly Waterfall Payments		$—	$3,161,789	$3,479,066	$3,525,501	$10,166,356
Prior week gift card redemptions due to Restaurant Holders		$736,215	$1,213,686	$884,408	$831,745	$3,666,054
Total expended and committed funds		$25,209,045	$18,080,646	$54,536,844	$27,970,216	$125,796,751

Total Collections to be applied in Accordance w/ Weekly Waterfall		$38,461,948	$47,609,683	$28,837,277	$29,714,770	$39,881,126

Weekly Allocations from the Concentration Account Pursuant to Section 10.1(b)(iii) of Base Indenture

I)	To the Operating Expense Account Account	$—	$—	$—	$—	$—
	A Accrued and unpaid Govt. Taxes	$—	$—	$—	$—	$—
	B Any filing &/or Registration fees (other than liquor license fees) payable to any Govt. entity	$—	$—	$—	$—	$—

II)	To the Sales Tax Account	$1,622,227	$1,634,632	$1,597,933	$1,597,016	$6,451,808
	A Sales taxes payable	$1,622,227	$1,634,632	$1,597,933	$1,597,016	$6,451,808
	B Any sales tax owed but not paid in accordance with II) A above	$—	$—	$—	$—	$—

III)	To the Lease Payment Account	$—	$—	$—	$—	$—
	A 1/3 of Lease Payments on sale/leaseback leases payable in immediately following Monthly Collection Period	$—	$—	$—	$—	$—
	B Any Lease Payment owed but not paid in accordance with III) A above	$—	$—	$—	$—	$—

IV)	To the Gift Card Reserve Account	$(956,418)	$(619,314)	$(533,631)	$(455,175)	$(2,564,538)
	A Gift Card Sales payable to ACMC	$257,268	$265,094	$298,114	$378,553	$1,199,029
	B ACMC Gift Card Redemptions due to restaurant holders	$(1,213,686)	$(884,408)	$(831,745)	$(833,728)	$(3,763,567)
	C Any Gift Card Sales owed but not paid in accordance with IV) A above	$—	$—	$—	$—	$—

V)	To the Third Party Licensing Fee Account	$19,549	$19,273	$19,096	$18,922	$76,840
	A Accrued and unpaid licensing or royalties fees payable to third parties	$19,549	$19,273	$19,096	$18,922	$76,840
	B Any licensing fees owed but not paid in accordance with V) A above	$—	$—	$—	$—	$—

VI)	To the Advertising Fees Account	$620,835	$609,648	$609,776	$594,467	$2,434,726
	A Advertising Fees payable by the Restaurant Holders and Predecessor Restaurant Holders	$620,835	$609,648	$609,776	$594,467	$2,434,726
	B Any Advertising Fees owed but not paid in accordance with VI) A above	$—	$—	$—	$—	$—

VII)	To the Operating Expense Account	$—	$—	$—	$—	$—
	A Previously accrued and unpaid Operating Expenses	$—	$—	$—	$—	$—
	B Operating Expenses expected to be payable prior to the immediately following Weekly Allocation Date (of Payment Date if Earlier)	$—	$—	$—	$—	$—

VIII)	To the Servicer	$1,855,596	$1,834,827	$1,832,327	$1,888,096	$7,410,846
	A Weekly Servicing Fee	$1,855,596	$1,834,827	$1,834,827	$1,845,211	$7,370,461
	B Any Servicing Fee owed but not paid in accordance with VIII) A above	$—	$—	$—	$10,385	$10,385
	C Residual Certificates paid to Servicer	$—	$—	$—	$—	$—
	D Any initial franchise fees, transfer fees, territory fees, or renewal fees	$—	$—	$(2,500)	$32,500	$30,000
	E Any initial franchise fees, territory fees, transfer fees, or renewal fees owed but not paid in accordance with VII) C above	$—	$—	$—	$—	$—

Cumulative Total Weekly Allocations		$3,161,789	$3,479,066	$3,525,501	$3,643,326	$13,809,682
Less: Non-DSCR Expense		$(1,213,686)	$(884,408)	$(834,245)	$(801,228)	$(3,733,567)
DSCR Expenses in Weekly Allocations		$4,375,475	$4,363,474	$4,359,746	$4,444,554	$17,543,249
Ending Concentration Account balance		$35,300,159	$44,130,617	$25,311,776	$26,071,444	$26,071,444

(1) - See the footnotes on the Restaurant Holder Profits and Payment Date DSCR Calculation pages.

Applebees Enterprises LLC as Issuer	For the Payment Date of:	May 20, 2008
And	For the Monthly Collection Period of:	April
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

				Amount Owed	Collections Remaining

Collections transferred from Concentration Account to the Collection Account & to be applied as stated below and in accordance with Section 10.12 of the Indenture			$26,071,444.00

Interest Earnings on the Servicing accounts to be distributed			$53,044.39

Interest Earnings on the Trust accounts to be distributed			$84,686.70		$26,209,175.09

Total Amount to be distributed			$26,209,175.09

I	To the Operating Expense Account*			$0.00	$26,209,175.09
	i	Accrued and unpaid Govt. Taxes		$0.00
	ii	Any filing &/or Registration fees (other than liquor license fees) payable to any Govt. entity		$0.00

II	To Sales Tax Account
	i	Accrued plus unpaid Sales Taxes		$0.00	$26,209,175.09

III	To the Senior Notes Principal Payment Account(or Sub Notes Principal Pmt Account)**			$0.00	$26,209,175.09
	i	Insurance Proceeds Amount		$0.00
	ii	Asset Disposition Prepayment Amount		$0.00
	iii	Indemnification Amount		$0.00

IV	To the Operating Expense Payment Account*
		Previously accrued and unpaid Operating Expenses		$0.00	$26,209,175.09

V A	To the Senior Notes Interest Payment Account
		Senior Notes Monthly Interest Amount		$9,244,154.79	$16,965,020.30
B	To the Insurer Premiums Account
		Accrued Insurer Premium Amount		$422,614.58	$16,542,405.72
C	To the Class A-1 Commitment Fees Account
		Class A-1 Monthly Commitment Fees Amount		$351,826.39	$16,190,579.33
D	To the Hedge Payment Account
		Hedge Payment Amount (excluding any termination payments)		$0.00	$16,190,579.33

VI	To each Insurer
		Insurer Expense Amount		$0.00	$16,190,579.33

VII	To each Insurer
		Insurer Reimbursement Amount		$0.00	$16,190,579.33

VIII	To the Class A-1 Administrative Agent
		Accrued and unpaid Class A-1 Administrative Expenses due (to the capped amount)		$12,500.00	$16,178,079.33

IX	To the Senior Notes Interest Reserve Account
		Senior Notes Interest Reserve Deficit Amount		$0.00	$16,178,079.33

X	To the Servicer
		Any Supplemental Servicing Fee		$0.00	$16,178,079.33

XI	To the Senior Notes Principal Payment Account
		Any Partial Amortization Amount		$0.00	$16,178,079.33

XII	To the Cash Trap Reserve Account
		Any Cash Trap Reserve Amount		$0.00	$16,178,079.33

XIII	To the Senior Notes Principal Payment Account if a Rapid Amortization Event has occurred and has not yet been waived or cured
		The lessor of (A) remaining amount in Collection account and (B) Aggregate outstanding Principal Amount		$0.00	$16,178,079.33

XIV	To the Operating Expense Account
		Previously accrued and unpaid Operating Expenses in excess of the Capped Operating Expense Amount		$0.00	$16,178,079.33

XV	To the Class A-1 Administrative Agent
		Accrued and unpaid Class A-1 Administrative Expenses due in excess of the Capped Class A-1 Note Administrative Expense Amount		$0.00	$16,178,079.33

XVI	Also To Class A-1 Administrative Agent
		Any other amounts owed to the Class A-1 Note Administrative Agent		$0.00	$16,178,079.33

XVII	To the Subordinated Notes Interest Payment Account
		Any Partial Amortization Amount		$0.00	$16,178,079.33

XVIII	Also, to the Subordinated Notes Interest Payment Account
		Subordinated Notes Monthly Interest Amount for the Series 2007-1 Class M-1 Notes		$805,655.12	$15,372,424.20

XIX	To the Subordinated Notes Principal Payment Account if a Rapid Amortization Event has occurred and has not yet been waived or cured
		All remaining funds up to the Aggregate Outstanding Principal Amount of Series 2007-1 Class M-1 Notes		$0.00	$15,372,424.20

XX A	To the Class A-1 Excess Interest Account
		Class A-1 Excess Interest Amount		$0.00	$15,372,424.20
B	To the Sr. Notes Excess Adjusted Interest Account
				$0.00	$15,372,424.20
C	To the Sr. Notes Monthly Contingent Additional Interest Account
		Sr Notes Monthly Contingent Additional Interest Amount		$0.00	$15,372,424.20

XXI	To Sub Notes Monthly Contingent Additional Interest Account
		Sub Notes Monthly Contingent Additional Interest Amount		$0.00	$15,372,424.20

XXII	To Hedge Payment Account			$0.00	$15,372,424.20
	i	Any accrued and unpaid Series Hedge Payment		$0.00
	ii	Any other amounts payable to a Hedge Counterparty		$0.00

XXIII	To Sr. Notes Principal Payment Account (and on and after Sr. Notes paid in full, the Sub Notes Princ. Pmt Account)
		Monthly Aggregate Extension Prepayment Amount		$0.00	$15,372,424.20

XXIV	To the Sub Notes Principal Payment Account
	i	Lessor of		$0.00	$15,372,424.20
		(i) Monthly Sub Notes Amortization Amount
		(ii) Residual Threshold Amount
	ii	Any accrued and unpaid Sub Notes Principal Amortization Amount (provided Residual Amount > [8.333mm])		$0.00	$15,372,424.20

XXV	To The Issuer and Co-Issuer as Residual Payments
		All Remaining Funds		$15,372,424.20	$0.00

Debt Service Payents remitted during December

* All amounts are paid after giving effect to the payment of such amounts on any Weekly Allocation Date during the preceeding Monthly Collection Period.

** Or if no Senior Notes are outstanding or the amounts on deposit in the Senior Notes Principal Payment Account equals the Aggregate Outstanding Principal Amount of the Senior Notes such amounts are to be deposited into the Subordinated Notes Payment Account

1)	Equity Contributions Made During Last 3 Months up to Maximum of 2

	Date Contributed	Amount Contributed	Amount Able for DSCR Calculation
1		$0	$0
2		$0	$0

2)	Equity Contributions Made During Current Calendar Year up to Maximum of 2

	Date Contributed	Amount Contributed
1		$0
2		$0

3)	Cumulative Equity Contributions Made up to Maximum of 5 prior to Legal Final Maturity

	Date Contributed	Amount Contributed
1		$0
2		$0
3		$0
4		$0
5		$0

Applebee’s Enterprises LLC as Issuer	For the Weekly Payment Date of:	May 20, 2008
&	For the Monthly Collection Period of:	April
Applebee’s IP LLC & The Restaurant

Series 2007-1 Senior Interest Reserve Account

Wrapped Notes	Amount	Coupon	Surety Fee	90 Day Interest Reserve (1)
Series 2007 - 1 A-1-A	30,000,000	7.2725%	0.7500%	601,688
Series 2007 - 1 A-2-II-A	675,000,000	6.4267%	0.7500%	12,110,681
				12,712,369

Unwrapped Notes	Amount	Coupon	Surety Fee	90 Day Interest Reserve
Series 2007 - 1 A-1-X	70,000,000	7.9225%	n/a	1,386,438
Series 2007 - 1 A-2-I-X	350,000,000	7.2836%	n/a	6,373,150
Series 2007 - 1 A-2-II-X	650,000,000	7.0588%	n/a	11,470,550
Series 2007-1 M-1	119,000,000	8.4044%	n/a	0
				19,230,138

			Reserve required	31,942,506

Beginning Balance	$32,028,852
Plus Deposits	$84,570
Less Withdrawals	$86,346
Ending Balance	$32,027,076

Excess(Deficit)	$84,570

Series 2007-1 Senior Cash Trap Account

Beginning Balance	$—
Plus Deposits	$—
Less Withdrawals	$—
Ending Balance	$—
Required Amount	$—
Deposit Required	$—

(1) -	If DSCR exceeds 3.0x for two consecutive months the reserve on the wrapped notes is reduced to 30 days interest.

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	May 20, 2008
And	For the Monthly Collection Period of:	April
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Calculation of Adjusted 3-Month DSCR

Monthly Periods used in calculation of DSCR	For the Payment Date of:	May 20, 2008
	For the Monthly Collection Period of:	April

April

Retained Collections	$—	$39,606,749
	- Total Monthly DSCR Expenses	$17,543,249
		$22,063,500

Denominator
	Total Debt Service	$10,031,096

March

Retained Collections	$—	$55,862,998
	- Total Monthly DSCR Expenses	$22,075,379
		$33,787,619

Denominator
	Total Debt Service	$10,760,072

February

Retained Collections	$—	$43,781,248
	- Total Monthly DSCR Expenses	$18,342,852
		$25,438,396

Denominator
	Total Debt Service	$10,375,235

Current Payment Date Adjusted DSCR Ratio		2.608	(1)

	Event Occur?	% to Trap (if Applicable)
Cash Trapping Event?	No	0.00%
Rapid Amortization Event?	No
Servicer Termination Event / EOD?	No

Calculation of 3-Month DSCR

Monthly Periods used in calculation of DSCR	For the Payment Date of:	May 20, 2008
	For the Monthly Collection Period of:	April

April

Retained Collections	$—	$34,742,415
	- Total Monthly DSCR Expenses	$17,543,249
		$17,199,166

Denominator
	Total Debt Service	$10,031,096

March

Retained Collections	$—	$47,581,394
	- Total Monthly DSCR Expenses	$22,075,379
		$25,506,015

Denominator
	Total Debt Service	$10,760,072

February

Retained Collections	$—	$40,419,893
	- Total Monthly DSCR Expenses	$18,342,852
		$22,077,041

Denominator
	Total Debt Service	$10,375,235

	Current Payment Date DSCR Ratio	2.079	(1)

(1) The labor overstatement discussed on the restaurant holder profits page had a .096 impact on the DSCR calculations.  Excluding the impacts of the overstatement the Adjusted 3-Month DSCR and 3-Month DSCR would have been 2.704 and 2.175 respectively.

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	May 20, 2008
And	For the Monthly Collection Period of:	April
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

		($ In Thousands)
		Monthly
Numerator
	Operating Lease Expense - (Current Month)	8,818
	Annualized Operating Lease Expense	105,815
1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	846,523

+	All Trust Debt	2,339,000
	IHOP	445,000
	Applebees	1,894,000
	All other Applebee’s Corporate Debt	3,654
	All Other IHOP Corp Debt	169,055
2	Total Indebtedness	2,511,709

	Total Adjusted Debt	3,358,231

Denominator
1	EBITDA	361,910
+ 2	Operating Lease Expense	105,815
	EBITDAR	467,725

	Consolidated Leverage Ratio	7.18

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	May 20, 2008
And	For the Monthly Collection Period of:	April
Applebee’s IP LLC & The Restaurant Holders as
Co-Issuers

Company Owned Stores in U.S.

Beginning		510
	Plus New Stores	0
	Plus Stores taken back from Franchisee	0
	Less Refranchised	0
	Less Store Closures	0
Ending Balance		510

Franchised Stores in U.S.

Beginning		1,360
	Plus New Stores	2
	Plus Refranchised	0
	Less Stores taken by Franchisor	0
	Less Store Closures	0
Ending Balance		1,362

Company Owned Stores outside of U.S.

Beginning		1
	Plus New Stores	0
	Plus Stores taken back from Franchisee	0
	Less Refranchised	0
	Less Store Closures	0
Ending Balance		1

Franchised Stores outside of U.S.

Beginning	115
Plus New Stores	0
Plus Refranchised	0
Less Stores taken by Franchisor	0
Less Store Closures	0
Ending Balance	115

APPB U.S. System-Wide Sales For Last 12 Months	$4,537,097,411
Current Twelve Month US System-wide Sales Equal to or Greater then $3.75 billion	YES
Weighted Average Royalty Rate	3.94%

Applebees Enterprises LLC as	For the Payment Date of:	May 20, 2008
Issuer	For the Monthly Collection Period of:	April
&
Applebee’s IP LLC & The
Restaurant Holders as Co-Issuers

Series 2007-1 A-I-A

Beginning	$22,500,000	Wrapped
Amortization	$—
Draw Down	$—
Ending	$22,500,000

Commitment Amount	$30,000,000
Available Amount	$7,500,000

Series 2007-1 A-1-X

Beginning	$52,500,000	Unwrapped
Amortization	$—
Draw Down	$—
Ending	$52,500,000

Commitment Amount	$70,000,000
Available Amount	$17,500,000

Series 2007-1 A-2-1-X

Beginning	$350,000,000	Unwrapped
Amortization	$—
Ending	$350,000,000

Series 2007-1-A-2-II-A

Beginning	$675,000,000	Wrapped
Amortization	$—
Ending	$675,000,000

Series 2007-1 A-2-II-X

Beginning	$650,000,000	Unwrapped
Amortization	$—
Ending	$650,000,000

Series 2007-1-M-1

Beginning	$119,000,000	Unwrapped
Amortization	$—
Ending	$119,000,000

Series 2007-1 A-1 -A Draw#1

Amount	$22,500,000
Date	4/13/2008
LIBOR	2.7200%
Spread	2.2050%
Total Coupon	4.9250%
Interest Due This Period	$21,547
Cumulative Interest Due	$43,094	14 days

Series 2007-1 A-1 -X Draw#1

Amount	$52,500,000
Date	4/13/2008
LIBOR	2.7200%
Spread	2.8550%
Total Coupon	5.5750%
Interest Due This Period	$56,911
Cumulative Interest Due	$113,823	14 days

Applebee’s Enterprises LLC as Issuer	For the Weekly Payment Date of:	5/20/2008
&	For the Monthly Collection Period of:	April
Applebee’s IP LLC & The Restaurant
Holders as Co-Issuers

Reconciliation of Indenture Trust Accounts - April

			4/6/2008	4/13/2008	4/20/2008	4/27/2008
1	Concentration Account
	Beginning Balance		36,768,680	38,461,948	47,609,683	28,837,277
		Plus Deposits	29,037,684	27,551,762	38,229,222	28,857,776
		Less Withdrawals	(27,344,416)	(18,404,027)	(57,001,628)	(27,980,283)
	Ending Balance		38,461,948	47,609,683	28,837,277	29,714,770

2	Operating Expense Account
	Beginning Balance		3,489	3,612	3,612	3,612
		Plus Deposits	69,257	0	0
		Less Withdrawals	(69,134)	0	0
	Ending Balance		3,612	3,612	3,612	3,612

3	Sales Tax Account
	Beginning Balance		9,611,968	10,768,371	10,869,089	9,189,812
	Plus Company Store Contribution		1,660,224	1,622,227	1,634,632	1,597,933
		Plus: Excluded Asset deposits	11,350	12,602	11,798	11,250
		Other deposits	22,964	0	325	1
		Less Withdrawals	(538,135)	(1,534,111)	(3,326,032)	(2,831,256)
	Ending Balance		10,768,371	10,869,089	9,189,812	7,967,740

4	Lease Payment Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

5	Gift Card Reserve Account
	Beginning Balance		9,863,250	9,537,258	9,071,472	8,909,849
		Plus Deposits	410,223	747,900	734,599	739,677
		Less Withdrawals	(736,215)	(1,213,686)	(896,222)	(831,745)
	Ending Balance		9,537,258	9,071,472	8,909,849	8,817,781

6	Third Party Licensing Fee Account
	Beginning Balance		788,314	811,515	846,811	1,003,935
		Plus: Deposits	3,619	15,631	137,729	38,453
	Plus Company Store Contribution		19,474	19,549	19,273	19,096
		Plus: Excluded Asset deposits	108	116	122	100
		Less Withdrawals	0	0	0	(888,122)
	Ending Balance		811,515	846,811	1,003,935	173,462

7	Advertising Fees Account
	Beginning Balance		6,470,401	4,821,706	5,885,549	12,621,958
		Plus: Direct Deposits	43,779	893,843	6,258,527	1,758,761
	Plus Company Store Contribution		637,662	620,835	609,648	609,776
		Plus: Excluded Store Deposits	4,191	4,494	4,300	4,047
		Less Withdrawals	(2,334,327)	(455,329)	(136,066)	(904,526)
	Ending Balance		4,821,706	5,885,549	12,621,958	14,090,016

8	Capital Expenditure Reserve Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

9	Indemnification / Insurance proceeds / Asset Disposition Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0
		Less Withdrawals	0	0	0
	Ending Balance		0	0	0	0

10	Franchise Holder Account
	Beginning Balance		2,005,465	2,010,412	2,010,412	2,004,947
		Plus Deposits	4,947
		Less Withdrawals	0		(5,465)
	Ending Balance		2,010,412	2,010,412	2,004,947	2,004,947

11	Collateral Account (a)
	Beginning Balance		27,147,376	26,000,000	26,055,835	26,055,835
		Plus Deposits	0	55,835	0
		Less Withdrawals	(1,147,376)	0	0
	Ending Balance		26,000,000	26,055,835	26,055,835	26,055,835

(a) - The Collatereral Account is an excluded asset, required by JP Morgan, our primary banking partner, as collateral on Letters of Credit related to an  unsecuritized entity.

Applebee’s Enterprises LLC as Issuer	For the Weekly Payment Date of:	5/20/2008
&	For the Monthly Collection Period of:	April
Applebee’s IP LLC & The Restaurant
Holders as Co-Issuers

Reconciliation of Indenture Trust Accounts - April

		4/6/2008	4/13/2008	4/20/2008	4/27/2008
12	Applebee’s Enterprises, LLC Main Account
	Beginning Balance	10,025	48	48	48
	Plus Deposits	23	0	0	0
	Less Withdrawals	(10,000)	0	0	(25)
	Ending Balance	48	48	48	23

13	Collection Account
	Beginning Balance	5,021	5,031	5,031	33,104,578
	Plus Deposits	10	0	33,099,547	95,482
	Less Withdrawals	0	0	0	(33,200,049)
	Ending Balance	5,031	5,031	33,104,578	11

14	Senior Notes Interest Payment Account
	Beginning Balance	8,080	8,154	8,154	8,154
	Plus Deposits	74	0	0	9,881,682
	Less Withdrawals	0	0	0	(9,889,762)
	Ending Balance	8,154	8,154	8,154	74

15	Insurer Premiums Account
	Beginning Balance	362	365	365	365
	Plus Deposits	3			466,333
	Less Withdrawals	0	0		(466,695)
	Ending Balance	365	365	365	3

16	Class A-1 Commitment Fees Account
	Beginning Balance	0	0	0	0
	Plus Deposits	0	0	0	412,056
	Less Withdrawals	0	0	0	(412,056)
	Ending Balance	0	0	0	0

17	Senior Notes Principal Payment Account
	Beginning Balance	0	0	0	0
	Plus Deposits	0	0	0	0
	Less Withdrawals	0	0	0	0
	Ending Balance	0	0	0	0

18	Senior Notes Interest Reserve Account
	Beginning Balance	32,028,852	32,113,422	32,113,422	32,113,422
	Plus Deposits	84,570	0	0	0
	Less Withdrawals	0	0	0	(86,346)
	Ending Balance	32,113,422	32,113,422	32,113,422	32,027,076

19	Senior Notes Contingent Additional Interest Account
	Beginning Balance	0	0	0	0
	Plus Deposits	0	0	0	0
	Less Withdrawals	0	0	0	0
	Ending Balance	0	0	0	0

20	Subordinated Note Interest Payment Acount
	Beginning Balance	669	674	674	675
	Plus Deposits	5	0	1	861,218
	Less Withdrawals	0	0	0	(861,887)
	Ending Balance	674	674	675	6

21	Subordinated Note Principal Payment Acount
	Beginning Balance	0	0	0	0
	Plus Deposits	0	0	0	0
	Less Withdrawals	0	0	0	0
	Ending Balance	0	0	0	0

22	Subordinated Note Contingent Additional Interest Account
	Beginning Balance	0	0	0	0
	Plus Deposits	0	0	0	0
	Less Withdrawals	0	0	0	0
	Ending Balance	0	0	0	0

23	Hedge Payment Account
	Beginning Balance	0	0	0	0
	Plus Deposits	0	0	0	0
	Less Withdrawals	0	0	0	0
	Ending Balance	0	0	0	0

24	Cash Trap Reserve Account
	Beginning Balance	0	0	0	0
	Plus Deposits	0	0	0	0
	Less Withdrawals	0	0	0	0
	Ending Balance	0	0	0	0

25	Series 2007-1 Distribution Account
	Beginning Balance	0	0	0	0
	Plus Deposits	0	0	0	0
	Less Withdrawals	0	0	0	0
	Ending Balance	0	0	0	0

26	Series 2007-1 AI Distribution Account
	Beginning Balance	0	0	0	0
	Plus Deposits	0	0	0	0
	Less Withdrawals	0	0	0	0
	Ending Balance	0	0	0	0

27	Series 2007-1 A2I Distribution Account
	Beginning Balance	0	0	0	0
	Plus Deposits	0	0	0	0
	Less Withdrawals	0	0	0	0
	Ending Balance	0	0	0	0

28	Series 2007-1 A2II Distribution Account
	Beginning Balance	0	0	0	0
	Plus Deposits	0	0	0	0
	Less Withdrawals	0	0	0	0
	Ending Balance	0	0	0	0

29	Series 2007-1 Class M-1 Distribution Account
	Beginning Balance	0	0	0	0
	Plus Deposits	0	0	0	0
	Less Withdrawals	0	0	0	0
	Ending Balance	0	0	0	0

30	Senior Notes Excess Adjusted Interest Account
	Beginning Balance	0	0	0	0
	Plus Deposits	0	0	0	0
	Less Withdrawals	0	0	0	0
	Ending Balance	0	0	0	0

Asset Dispositions

After-Tax Net Proceeds Received in Monthly Collection Period	$—
Pro-Forma EBITDAR Consolidated Leverage Ratio	7.18
Is Consolidated Ratio Leverage Test of 6.0 times satisfied?(yes or no)
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$—

After-Tax Net Proceeds Received in Calendar Year
Calendar Year Threshold (applicable only if Consolidated Leverage ratio is Below 6x)	$—
Amount Above Annual Threshold after taking into consideration amounts received this Month	$—

After-Tax Net Proceeds Received in Monthly Collection Period to be applied as Reinvested Amounts	$—

After-Tax Net Proceeds Received in last 180 days to be applied as Reinvested Amounts	$—
After-Tax Net Proceeds Received within 150-180 days	$—

Pro-Forma DSCR as of Current payment date
Pro-Forma DSCR as of Closing date
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$—
After-Tax Net Proceeds Received in Calendar Year to be applied to pay debt of Senior Notes	$—

Senior ABS Leverage Ratio(Sr APPB Sec Debt/ Securitization EBITDA) assumes that variable funding notes are fully drawn		%

Insurance Proceeds

Insurance Proceeds Received in Monthly Collection Period	$—

Insurance Proceeds Received in Calendar Year	$941,322
Calendar Year Threshold	$10,000,000
Amount Above Annual Threshold after taking into consideration amounts received this Month	$—

Insurance Proceeds Received in Monthly Collection Period to be applied as Reinvested Amounts
Insurance Proceeds Received in last 180 days to be applied as Reinvested Amounts	$941,322

Pro-Forma DSCR as of Current payment date
Pro-Forma DSCR as of Closing date
Insurance Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$—
Insurance Proceeds Received in Calendar Year to be applied to pay debt of Senior Notes	$—

Reinvested Amounts

Reinvested Amounts to be applied to pay Debt of Senior Notes on Current Payment Date	$—
Reinvested Amounts to be applied to pay Debt of Senior Notes in last 180 Days	$—

Pro-Forma Consolidated Leverage Ratio

				Monthly
Numerator
			Operating Lease Expense - (current Month)	8,818
			Annualized Operating Lease Expense	$105,815
		1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	$846,523

	+		All Trust Debt (before Asset Disposition)	$2,339,000
			IHOP	$445,000
			Applebees	$1,894,000
			All Other Applebee’s Corp Debt	$3,654
			All Other IHOP Corp Debt	$169,055
		2	Total Indebtedness	$2,511,709

			Total Adjusted Debt	$3,358,231

Denominator
		1	EBITDA	$361,910
	+	2	Operating Lease Expense	$105,815
			EBITDAR	$467,725

Current Payment Date Leverage Ratio				7.18

		Pro-Forma EBITDA		$361,910
Pro-Forma EBITDAR Leverage Ratio				7.18

			After-Tax Net Proceeds Received in Monthly Collection Period
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes				$—

Pro-Forma EBITDAR Leverage Ratio				7.18

Applebees Enterprises LLC as
Issuer
&	For the Payment Date of:	May 20, 2008
Applebee’s IP LLC & The	For the Monthly Collection Period of:	April
Restaurant Holders as Co-
Issuers

Non-trust deposits to Concentration Account

Amounts Previously Transferred

A)	Advertising fees paid into the concentration account	$1,760,871
B)	Reimbursement of G&A costs	$150,320
C)	State of Kansas Development Grant on new Support Center	$3,000,000
D)	Weight Watchers	$22,412

	Total Misdirected funds deposited to Concentration Account	4,933,603

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	May 20, 2008
And	For the Monthly Collection Period of:	April
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Non Conforming Assets
Count

Beginning Bucket	0

							Most Recent Annual			Most Recent Annual
	Store #	Franchisee	Store Type	Reason	Previous Royalty Rate	Current Royalty Rate	Annual Sales	Franchisee Lease Payments	Franchise & Equipment Note Payments	Master Lease Payments	Rent Margin

Additions:
#1
Ending Bucket	0
Weighted Average Royalty Rate	0.04

# of Stores under Premier Program or other similar programs with a Royalty Holiday	0